UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 17, 2018

Marin Software Incorporated

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-35838	20-4647180
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

123 Mission Street, 27th Floor San Francisco, California 94105		94105
(Address of Principal Executive Offices)		(Zip Code)

(415) 399-2580

Registrant’s Telephone Number, Including Area Code

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.      Entry into a Material Definitive Agreement.

On December 17, 2018, Marin Software Incorporated (the “Company”) entered into a Revenue Share Agreement (the “Agreement”) with Google LLC (“Google” and together with the Company generally, the “Parties”) for the Company to develop its enterprise tech platform and software products. The Agreement is effective as of October 1, 2018 (the “Effective Date”).

The Company will receive revenue payments from Google based on (a) revenue generated on the Company’s tech platform in connection with the Company’s clients’ spend on Search Ads (as defined in the Agreement) appearing on Google Search only, during a relevant calendar quarter (“Eligible Google Search Revenue”), and (b) revenue generated on Company’s tech platform in connection with its clients’ spend on Search Ads appearing on the Eligible Search Engines (as defined in the Agreement), excluding Google Search, during the relevant Contract Year (as defined below) (“Eligible Non-Google Search Revenue”). In the case of Eligible Google Search Revenue, following Alphabet Inc.’s public confirmation of its earnings for each calendar quarter, Google will provide the Company with the Eligible Google Search Revenue for the applicable calendar quarter and at the end of the calendar year and make a revenue payment to the Company. In the case of Eligible Non-Google Search Revenue, at the end of each annual anniversary of the Effective Date (a “Contract Year”), the Company will submit a report containing its Eligible Non-Google Search Revenue to an independent third-party auditor appointed by (the “Auditor”), whereby such Auditor will report its findings to Google on the accuracy of the reported revenue. If the Auditor determines that the Company accurately reported its Eligible Non-Google Search Revenue, Google will make a revenue share payment to the Company. If the Auditor determines that the Company inaccurately reported its Eligible Non-Google Search Revenue, then Google will have no obligation to make any revenue payment until the Auditor determines such amount to be accurately reported.

Each revenue share payment will consist of a baseline revenue payment and an incremental revenue payment, the baseline revenue payment is a fixed percentage against all applicable Eligible Google Search Revenue and Eligible Non-Google Search Revenue, subject to a minimum baseline for such revenue amount. At the end of each Contract Year, if all aggregate Eligible Google Search Revenue and Eligible Non-Google Search Revenue for all calendar quarters during such Contract Year exceeds the aggregate minimum baseline for such revenues during the same Contract Year, then the Company will be entitled to an incremental true-up payment equal to a higher fixed percentage against the actual Eligible Google Search Revenue and Eligible Non-Google Search Revenue in excess of the aggregate minimum baseline for such revenues.

The Company will reinvest a fixed percentage of the baseline revenue payments received during the term of the Agreement to drive tech platform innovation. The Company will also reinvest a fixed percentage of its incremental revenue payments received during the term of the Agreement, where such fixed percentage escalates each Contract Year, up to 100% in the third Contract Year. Such reinvestments will be made exclusively for the growth, development, innovation and expansion of the Company’s enterprise tech business. Additionally, the Company has agreed to invest a specified amount of its own funds each Contract Year to further its enterprise business. Such investments will be subject to the review and assessment by the Auditor.

The Agreement contains customary confidentiality provisions, and representations and warranties of each of the Parties.

The Agreement terminates on September 30, 2021; provided, however, that at least three months prior to the expiration, the Parties will consider extending or renewing the Agreement. Google may terminate the Agreement under certain circumstances, including the Company’s material uncured breach of the Agreement, the Company’s breach of the confidentiality and publicity provisions of the Agreement, the Company’s breach of its representations and warranties, the Company is unable to pay its debts as they fall due, or the Company’s Quarterly Adjusted EBITDA (as defined in the Agreement) is a negative number in the three months ending September 30, 2020. The Company may terminate the Agreement at any time for any reason by giving at least seven days’ notice in writing. In the event that either Party experiences a Change of Control (as defined in the Agreement) then the other Party may immediately terminate the Agreement at any time for a period of 30 days following the Party’s receipt of notice of such Change of Control.

The foregoing summary of the Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the  Agreement, which the Company will file as an exhibit to its Annual Report on Form 10-K for the year ending December 31, 2018.

Forward‑Looking Statements

This Current Report on Form 8‑K contains forward‑looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this Current Report on Form 8‑K other than statements of historical fact, including statements regarding the parties’ obligations and responsibilities under the Agreement are forward‑looking statements. The words “will,” and “may,” and similar expressions are intended to identify forward‑looking statements. These forward‑looking statements are based on current expectations for the relationship between the Company and Google and the terms of the Agreement. These forward‑looking statements are subject to a number of risks, uncertainties and assumptions, including the ability of the Parties to carry out their obligations and responsibilities under the Agreement and achieve the anticipated benefits of the relationship, and those described in the “Risk Factors” section of the Company’s Quarterly Report on Form 10‑Q for the three months ended September 30, 2018. In addition, new risks may emerge from time to time and it is not possible for the Company to predict all risks, nor can it assess the impact of all factors on its business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward‑looking statements made. In light of these risks, uncertainties and assumptions, the future events discussed in this Current Report on Form 8‑K may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward‑looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Marin Software Incorporated

Date: December 17, 2018	By:	/s/ Bradley W. Kinnish
Bradley W. Kinnish
Chief Financial Officer